UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2019

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (248) 364-7727
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Background: Recent Actions of the Majority Stockholders and their Control Group

The co-founders of SPAR Group, Inc. ("SGRP"), Mr. Robert G. Brown and Mr. William H. Bartels, are significant stockholders of SGRP. Mr. Brown was Chairman and an officer and director of SGRP through May 3, 2018 (when he retired), and Mr. Bartels is Vice Chairman and a director and officer of SGRP.  Together Mr. Brown and Mr. Bartels (the "Majority Stockholders") beneficially own as a group a total of approximately 57.6% (or 12.0 million shares) of SGRP's common stock (the "SGRP Common Stock"). On June 1, 2018, June 29, 2018, July 5, 2018, August 6, 2018 and January 25, 2019, the Majority Stockholders each filed an amended Schedule 13D with the SEC, in which they each acknowledged that they "may be deemed to comprise a 'group' within the meaning of [the Securities Exchange Act of 1934]" and "may act in concert with respect to certain matters", including various listed items. Pursuant to those Schedule 13D filings, the Majority Stockholders have acted as a control group and adopted written consents to unilaterally, and without the participation of SGRP's Board of Directors (the "Board"), Governance Committee or other stockholders, endeavoring to: approve the selection, appointment and election of Mr. Jeffrey A. Mayer as a director of SGRP; remove Lorrence T. Kellar as an independent director of SGRP; and change SGRP's By-Laws in order to (among other things) remove authority from the Board through new supermajority requirements and stockholder only approvals (the "Proposed Amendments"), which the Governance Committee believed weakened the Board's independence, and which was contested by SGRP and ultimately concluded in a negotiated settlement that included Mayer's appointment, Kellar's retirement, and the adoption of SGRP's Amended and Restated By-Laws on January 18, 2018 (the "Settlement"). See PART II, Item 1 -Legal Proceedings - RELATED PARTIES AND RELATED PARTY LITIGATION, in SGRP's Quarterly Report on Form 10-Q as filed with the SEC on May 15, 2019.

In the Settlement the parties agreed to amend and restate SGRP's By-Laws (the "2019 Restated By-Laws") with negotiated changes to the Proposed Amendments that preserved the current roles of the Governance Committee and Board in the location, evaluation, and selection of candidates for director and in the nominations of those candidates for the annual stockholders meeting and appointment of those candidates to fill Board vacancies (other than those under a stockholder written consent making a removal and appointment, which is unchanged).

Prior to SGRP's 2019 annual stockholders' meeting (the "2019 Annual Meeting"), Jack Partridge, an independent director of SGRP, retired effective as of the close of business on May 15, 2019. Mr. Partridge indicated that he was prepared to serve the Board for another year, but based on Mr. Partridge's discussions with Mr. Bartels and the preliminary vote totals (including Mr. Brown's votes), Mr. Partridge believed that the Majority Stockholders would vote "against" him, so he elected to retire before the 2019 Annual Meeting. Following the departure of Messrs. Kellar and Partridge, SGRP has two fully independent directors, Arthur B. Drogue and R. Eric McCarthey. Jeffery Mayer is also considered independent except for related party matters.

Item 3.01 - Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Cure Period for Failure to Maintain a Majority of Independent Directors on the Board and Audit Committee

Nasdaq Listing Rule 5605(b)(1) requires that a majority of the board of directors of a listed company to be composed of independent directors, as defined in Rule 5605(a)(2) (the "Board Independence Rule"). Nasdaq Listing Rule 5605(c)(4) provides that Audit committees are required to have a minimum of three members and be comprised only of independent directors (the "Audit Committee Composition Rule").

On December 13, 2018, SGRP received a notification letter from Nasdaq (the "Nasdaq Board Independence Deficiency Letter"), stating that SGRP was no longer in compliances with the Board Independence Rule. On January 29, 2019, SGRP provided Nasdaq with its plan for compliance with the Board Independence Rule, and February 5, 2019, Nasdaq notified SGRP that it had regained compliance with the Board Independence Rule. Again on July 25, 2019, with the forced retirement of Mr. Partridge, SGRP received a second notification letter from Nasdaq (the "Nasdaq Board Independence Cure Period Letter"), "), stating that SGRP was no longer in compliances with the Board Independence Rule and the Audit Committee Composition Rule and that SGRP has until the earlier of: (a) the next annual stockholders' meeting of SGRP or May 15, 2020 or (b) November 11, 2019 if the next annual stockholders' meeting is held before November 11, 2019 (the "Board Independence Deadline").

SGRP's Governance Committee has recently conducted a search and evaluation for a new independent director to replace Mr. Partridge. Of the four finalists, two candidates were recommended by the Majority Stockholders, and two candidates were identified by the search firm. SGRP's Governance Committee SGRP currently plans to submit a final nominee to the full Board at its meeting on August 15, 2019. SGRP intends to submit to Nasdaq documentation, including biographies of any new directors, evidencing compliance with the Board Independence Rule and the Audit Committee Composition Rule no later than the Board Independence Deadline. In the event SGRP does not regain compliance with the Board Independence Rule by the Board Independence Deadline, Nasdaq may delist SGRP's securities.

The Nasdaq Board Independence Cure Period Letter does not affect the listing of SGRP's Common Stock (the "SGRP Common Stock") at this time, and those shares will continue to trade on Nasdaq under the symbol "SGRP".

The foregoing description of the Nasdaq Board Independence Deficiency Letter is qualified in its entirety by reference to Nasdaq Board Independence Deficiency Letter, a copy of which was filed on SGRP's Form 8-K filed with the Securities and Exchange Commission (the "SEC") on December 14, 2018, as Exhibit 99.1 thereto and is incorporated herein by reference. The foregoing description of the Nasdaq Board Independence Cure Period Letter is qualified in its entirety by reference to Nasdaq Board Independence Cure Period Letter, a copy of which is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Nasdaq Bid Price 180 Day Grace Period Extension Letter

SGRP received a notification letter from Nasdaq dated December 10, 2018 (the "Nasdaq Bid Price Deficiency Letter"), stating that SGRP had failed to maintain a minimum closing bid price of $1.00 per share for shares of the SGRP Common Stock for the prior 30 consecutive business days preceding the Nasdaq Bid Price Deficiency Letter (i.e., October 25, 2018 - December 7, 2018) as required by Nasdaq Listing Rule 5550(a)(2) (the "Bid Price Rule"); and the Nasdaq Bid Price Deficiency Letter provides that SGRP has until June 10, 2019, as a grace period to regain compliance with the Bid Price Rule by maintaining a closing bid price of $1.00 per share for a minimum of ten consecutive business days.

SGRP did not regain compliance with the Bid Price Rule during the initial 180 day grace period, so on June 6, 2019, SGRP requested an additional 180 day grace period to regain compliance with the Bid Price Rule, and as required, SGRP confirmed to Nasdaq SGRP's intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary.

On June 11, 2019, based in part on that commitment, Nasdaq in its letter to SGRP (the "Nasdaq Bid Price Extension Letter") granted an additional 180 day grace period, or until December 9, 2019 (the "Bid Price Deadline"), to regain compliance with the Bid Price Rule.

If at any time during this additional time period Nasdaq's Staff determines the closing bid price of the SGRP Common Stock is at least $1 per share for a minimum of 10 consecutive business days prior to December 9, 2019, Nasdaq's Staff will provide written confirmation of compliance and this matter will be closed. If SGRP chooses to implement a reverse stock split, Nasdaq requires that SGRP complete the split no later than ten business days prior to December 9, 2019, in order to timely regain compliance.

SGRP has not yet regained compliance with the Bid Price Rule. Failure to do so could lead to the delisting of SGRP's securities. See "Risks of a Nasdaq Delisting and Penny Stock Trading", below.

The Nasdaq Bid Price Extension Letter does not affect the listing of SGRP's Common Stock at this time, and those shares will continue to trade on Nasdaq under the symbol "SGRP".

The Nasdaq Board Independence Cure Period Letter does not affect SGRP's need to comply with the Bid Price Rule or the Bid Price Deadline.

The foregoing description of the Nasdaq Bid Price Deficiency Letter is qualified in its entirety by reference to Nasdaq Bid Price Extension Letter, a copy of which is incorporated herein by reference from SGRP's Current Report on Form 8-K as filed with the SEC on December 14, 2018, as Exhibit 99.1 thereto. The foregoing description of the Nasdaq Bid Price Extension Letter is qualified in its entirety by reference to Nasdaq Bid Price Extension Letter, a copy of which is incorporated herein by reference from SGRP's Current Report on Form 8-K as filed with the SEC on June 17, 2019, as Exhibit 99.1 thereto.

Risks of a Nasdaq Delisting and Penny Stock Trading

There can be no assurance that SGRP will be able to correct the Nasdaq rule deficiencies described in the Nasdaq Board Independence Cure Period Letter or Nasdaq Bid Price Extension Letter, or that if timely corrected, SGRP will be able to comply in the future with Nasdaq's Board Independence Rule, Audit Committee Composition Rule, Bid Price Rule, or other Nasdaq continued listing requirements.

If SGRP fails to satisfy the applicable continued listing requirement and continues to be in non-compliance after the first to occur of the Bid Price Deadline or Board Independence Deadline, Nasdaq may commence delisting procedures against SGRP (during which SGRP may appeal the delisting determination to a Nasdaq hearings panel). If shares of SGRP Common Stock were ultimately delisted by Nasdaq, the market liquidity of the SGRP Common Stock could be adversely affected and its market price could decrease, even though such shares may continue to be traded over-the-counter, due to (among other things) the potential for increased spreads between bids and asks, lower trading volumes and reporting delays in over-the-counter trades and the negative implications and perceptions that could arise from such a delisting.

In addition to the foregoing, if the SGRP Common Stock is delisted from Nasdaq and is traded on the over-the-counter market, the application of the "penny stock" rules could adversely affect the market price of the SGRP Common Stock and increase the transaction costs to sell those shares. The SEC has adopted regulations which generally define a "penny stock" as any equity security not listed on a national securities exchange or quoted on Nasdaq that has a market price of less than $5.00 per share, subject to certain exceptions. If the SGRP Common Stock is delisted from Nasdaq and is traded on the over-the-counter market at a price of less than $5.00 per share, the SGRP Common Stock would be considered a penny stock. Unless otherwise exempted, the SEC's penny stock rules require a broker-dealer, before a transaction in a penny stock, to deliver a standardized risk disclosure document that provides information about penny stock and the risks in the penny stock market, the current bid and offer quotations for the penny stock, the compensation of the broker-dealer and the salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. Further, prior to a transaction in a penny stock occurs, the penny stock rules require the broker-dealer to provide a written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's agreement to the transaction. If applicable in the future, the penny stock rules may restrict the ability of brokers-dealers to sell the SGRP Common Stock and may affect the ability of investors to sell their shares, until the SGRP Common Stock is no longer a penny stock.

Forward Looking Statements

This Current Report on Form 8-K and the Exhibits filed herewith (this "Current Report"), contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SGRP and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue", "plan", "project", or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the potential negative effects of the Company's to comply with Nasdaq's Board Independence Rule or Bid Price Rue in the future,  any settlement with the Majority Stockholders or their companies, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.          Financial Statements and Exhibits.

(d)	Exhibits:

99.1

Letter to SGRP from the Nasdaq Stock Market LLC, dated July 25, 2019, containing an extension granting SGRP a cure period to regain compliance with Nasdaq's board and audit committee independence rules (as attached hereto and filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: July 31, 2019
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer